Exhibit 99.2

February 2017 Developing Novel Anti-Infectives

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements about our future expectations, plans and prospects, including but not limited to statements about the development of our product candidates, such as plans for the design, conduct and timelines of Phase 3 clinical trials of lefamulin for CABP, the clinical utility of lefamulin for CABP and our plans for filing of regulatory approvals and efforts to bring lefamulin to market, the development of lefamulin for additional indications, the development of additional formulations of lefamulin, plans to pursue research and development of other product candidates, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials, whether results of early clinical trials or trials in different disease indications will be indicative of the results of ongoing or future trials, uncertainties associated with regulatory review of clinical trials and applications for marketing approvals, the availability or commercial potential of product candidates, the sufficiency of cash resources, whether research programs will result in product candidates that are advanced into future clinical trials, and need for additional financing and such other important factors as are set forth under the caption "Risk Factors" in our Annual Report on Form 20-F as filed with the United States Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Safe Harbor and Disclaimer

Expert team advancing pleuromutilins, a new class of antibiotics, for systemic use in humans Lefamulin in two international, pivotal Phase 3 trials for moderate-to-severe CABP with top-line data expected by end of 3Q17 and around year end 2017 Investing in pre-commercial activities to maximize commercial potential Cash resources expected to fund operations at least into 2Q18 2017- A Transformational Year for Nabriva Building a Fully Integrated Anti-Infectives Company

US legislation continues to drive discovery of novel antibiotics GAIN Act (Generating Antibiotic Incentives Now) ADAPT Act (Antibiotic Development to Advance Patient Treatment) DISARM Act (Developing an Innovative Strategy for Antimicrobial Resistant Microorganisms)- part of 21st Century Cures Act CDC Antibiotic Resistance Threats in US, 2013 FDA CABP clinical trial guidance issued 2014 IDSA/SHEA 2016 Stewardship guidelines IDSA/ATS 2016 HAP/VAP Treatment Guidelines Recent FDA Advisory Committees for Fluoroquinolones and Solithromycin Update to 2007 IDSA/ATS CABP Treatment Guidelines in progress We believe that a need exists for novel antibiotics for infectious diseases, including CABP Scientific, Regulatory and Government Agencies Focused on Infectious Diseases

Burden of Pneumonia is Increasing due to Significant Morbidity and Mortality

In 2010, direct hospitalization costs of CAP were estimated at **over $17 billion**[a]

Pneumonia is responsible for ~140,000 hospital readmissions per year, estimated to cost **more than $10B in hospital expenditures**[b]

Commercial payor average cost of ~$28K (median ~$12K) for hospitalized CABP patients over 50[c]

In 2013, in the US, **~150 people died every day** due to CABP[d]

R Sources: [a]File TM Jr, Marrie TJ. Burden of community-acquired pneumonia in North American adults. Postgrad Med. 2010;122:130–41 [b]De Alba Pneumonia Readmissions: Risk Factors and Implications TheOchsner Journal 14:649–654, 2014 cSato CAP Episode Costs by Age and Risk in Commercially Insured U.S. Adults Aged ≥50 Years Frontiers in Microbiology 2016;7:974 Appl Health Econ Health Policy (2013) 11:251–258 [d]Healthcare Costs and Utilization Project 2013

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Bacterial Resistance Complicates the Choice of Appropriate Empiric Therapy Macrolide resistance is increasing globally for both S. pneumoniaea,b and M. pneumoniaec Sources: aMorrissey, I. ECCMID 2014. Abstract P1584 bKim, SH AAC, 2012, 56: 1418-1426 cPereyre C. Mycoplasma pneumoniae: susceptibility and resistance to antibiotics Future Microbiology, April 2011 ,Vol. 6, No. 4, Pages 423-431 US Susceptibility Rates Have Decreased across Many Antibiotics for S. pneumoniae, the Most Common Cause of CABP

Achieve the best clinical outcome, while lessening or mitigating adverse events and limiting selective pressures Effective January 1, 2017, Joint Commission & CMS require that all hospitals have Antibiotic Stewardship Committees (ASC) Decrease excessive costs due to suboptimal antibiotic use Realize a fiduciary responsibility across the continuum of care IDSA/SHEA Antibiotic Stewardship guidelines for antibiotic use updated in 2016: Reduce the use of high-risk antibiotics associated with a high risk of C. Diff infections Increase use of oral antibiotics as a strategy to improve outcomes or decrease costs Reduce antibiotic therapy to the shortest effective duration Antibiotic Stewardship Should Increasingly Drive Antibiotic Choices ASC Goalsa Sources: a Policy Statement on Antimicrobial Stewardship by SHEA, IDSA, and Pediatric Infectious Diseases Society (PIDS)nfect Control Hosp Epidemiol 2012;33(4):322-327

Significant US Adult CABP Opportunity in Hospital-Initiated Therapy

~5.3MM Orders written (avg. 4.4 days)
of Inpatient **IV** Therapy[A]

~1.4MM Orders written (avg. 3.3 days)
of Inpatient **Oral** Therapy[A]

~4.2MM Oral Antibiotic Prescriptions
for Hospital-Initiated Adult
Outpatient CABP Treatment[B]

Nabriva Commercial Strategy Plans to Focus on Driving Early Adoption In Hospital-Initiated Patients

Prioritized Hospital Formulary Acceptance

Targeted Hospital Field Force

~6 out of 10 Adult Outpatient Oral Prescriptions result from Hospital-Initiated CABP Treatment

[A] Decision Resources Group/AMR, Age 18+ for 12 months ended December 2015
[B] Source Health Solutions (12 months ending September 2016), Age 18+

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Lefamulin A site P site PTC of the 23S rRNA of the large ribosomal subunit Pleuromutilins Represent a New Class of Antibiotics for Systemic Human Use Lefamulin: Novel mechanism of action with 4 distinctive binding sites in highly conserved core of the ribosomal peptidyl transferase center (PTC) Targeted anti-bacterial spectrum against respiratory pathogens (Gram-positive, Gram-negative and atypical bacteria) Minimal effect on off-target GI flora such as B. fragilis, E. coli and E. faecalis Low propensity for development of bacterial resistance and lack of cross-resistance with other antibiotic classes, based on in vitro studies lefamulin

5-7 days IV/PO Monotherapy for Most* Patients Novel Mechanism of Action CABP Targeted Spectrum of Activity Stewardship Guidelines recommend use of targeted antibiotics, not broad spectrum, and shortest effective treatment duration Resistance to many current antibiotics is rising and increases the need for antibiotics with novel mechanisms of action LEFAMULIN *10 days in clinical trials for confirmed MRSA CABP patients External Factors Likely to Influence Future Antibiotic Treatment Choices for CABP

CABP Treatment Guidelines Recommend Empiric Broad Spectrum or Combination ABx

Outpatient

If healthy, no antimicrobial use in 3 months and no Risk Factors for Drug-Resistant *S. pneumoniae* (DRSP)

- Macrolide (PO)
- Doxycycline (PO)

Co-morbidities or Risk Factors for DRSP

- B-lactam (PO) + Macrolide (PO)
- Respiratory Quinolone (PO)

Non-ICU Inpatient

- B-lactam (IV or IM) + Macrolide (IV or PO)
- Respiratory Quinolone (IV or PO)
- B-lactam (IV or IM) + Doxycycline (IV or PO)

ICU Inpatient

- B-lactam (IV) + Macrolide (IV)
- B-lactam (IV) + respiratory Quinolone (IV)
- B-lactam (IV) + Aminoglycoside (IV) + respiratory Quinolone (IV)

At Risk for CA-MRSA

- Add oxazolidinone (IV) or glycopeptide (IV)

Lefamulin May Be Used in Multiple CABP Treatment Settings

Mandell L. et al *Clin Infect Dis.* 2007; 44 (Supplement 2) :S27-S72; modified to show Community Acquired MRSA occurring in hospital, not just in ICU

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Lefamulin: First in Class Systemic Pleuromutilin In Development for Targeted Empiric CABP Monotherapy Targeted spectrum of activity covering key CABP pathogens Gram-positive, Gram-negative, atypicals, including multi-drug resistant (MDR) strains Substantial penetration into lung fluids and macrophages Confirmed in animal models and Phase 1 studies Convenience of IV and oral formulations allowing for option to switch Enabling step down therapy and efficient patient management X-ray showing pneumonia

Lefamulin Spectrum of in vitro Activity Well Suited for CABP Extensively investigated against most prevalent pathogens Not affected by increasing antibiotic resistance observed in CABP pathogens: Cephalosporin/ fluoroquinolone/ macrolide/ penicillin resistance in S. pneumoniae Macrolide-resistant Mycoplasma spp. Note: S. pneumoniae resistant to macrolides or to levofloxacin showed 100% susceptibility to lefamulin (SENTRY 2015-16 surveillance with S. pneumoniae isolates collected world-wide) * Data from SENTRY 2015-16 world-wide surveillance program ** Waites KB et al. ASM-Microbe Meeting, June 19, 2016; Abstract#3972 Organism n MIC90 [mg/L] Organism n MIC90 [mg/L] S. pneumoniae* 2886 0.12 L. pneumophila 30 0.5 M. catarrhalis* 779 0.06 C. pneumoniae 50 0.04 H. influenzae* 1108 1 M. pneumoniae** 50 0.002 S. aureus (including HA-MRSA, CA-MRSA and MSSA) 3077 0.12

Lefamulin Data Supporting Progression to Phase 3 CABP Trials Program discussed with both FDA and EU regulatory authorities Trials follow current EMA and draft FDA guidance CABP Animal Studies PK/PD and Microbiology Phase 2 ABSSSI Proof of Concept Phase 1 IV and oral data in over 400 patients and healthy subjects

Lefamulin Clinical Development Plan Supports Differentiation in CABP

- Phase 3 CABP registration program initiated in the fall of 2015
  - Lefamulin Evaluation of Adults with Pneumonia (LEAP 1) trial (IV to oral) in moderate-to-severe CABP (Pneumonia Outcomes Research Team (PORT) III, IV and V)
    - Site selection planned to enrich for MDR pathogens, including MRSA
    - February 2017- confirmation of ~550 patients sample size
  - Second trial (LEAP 2 – oral) in moderate CABP (PORT II, III and IV) initiated April 2016
    - Continuing to activate sites around the globe
    - Anticipate having ~160 sites enrolling patients



2016
2017
2018
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
LEAP 1: CABP IV to Oral CP3, global, ~550 pts.
LEAP 1 sample size recommendation
NDA/MAA submission target in 2018
LEAP 2: CABP Oral CP3, global, ~740 pts.
Hepatic / Renal Impairment
Additional Phase 1 studies
Non-Clinical Activities
Blue = Clinical Programs

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LEAP Phase 3 Trial Designs Cover Multiple Treatment Settings for CABP LEAP 1 (IV to Oral) Trial ~550 adult patients with PORT Risk Class >III (moderate to severe) 1:1 randomization: lefamulin vs. moxifloxacin ± linezolid Rx for 7 days (10 days for MRSA) PORT Risk Class III vs. IV and V >25% of patients will have a PORT risk class of IV or V Special Protocol Assessment with FDA LEAP 2 (Oral) Trial ~740 adult patients with PORT Risk Class II-IV (moderate) 1:1 randomization: lefamulin vs. moxifloxacin 5 days lefamulin / 7 days moxifloxacin PORT Risk Class II vs. III and IV >50% of patients will have a PORT risk class of III or IV Double-blind, randomized, active comparator >100 multinational centers Stratification according to: Geographic region (US vs. ex-US) Prior short-acting antibiotic therapy for CABP vs. none PORT Class

Lefamulin Fluoro-quinolones Macrolides Cephalo-sporins PCN/ BLI Tetra-cyclines Oxazo-lidinones First-in class Targeted Spectrum Activity vs. MRSA Activity vs. atypicals Activity vs. H. influenzae IV to oral switch Low Propensity for Resistance Development Empiric monotherapy Note: Nabriva management perspectives on product profiles (based on publicly available information). Lefamulin Has a Differentiated Profile in CABP Compared with Approved Classes

Financial Highlights $73.9MM Cash, cash equivalents and investments as of September 30, 2016 ~$21MM Net proceeds from Dec 2016 financing to be used for general corporate purposes, including working capital and pre-commercial activities 2,719,025 Common shares as of Dec 19, 2016 (includes 2,186,718 common shares represented by 21,867,180 ADSs, with each ADS representing 1/10 of a common share) Cash resources expected to fund operations at least into 2Q18

Anticipated Lefamulin Milestones February 2017 Blinded, interim analysis to confirm LEAP 1 sample size Around Year End 2017 Top-line data from LEAP 2 Phase 3 trial for CABP 2018 Regulatory filings in US and EU (priority review request to FDA) for CABP End of 3Q 2017 Top-line data from LEAP 1 Phase 3 trial for CABP

Advancing Pleuromutilin Development Pipeline Program Indications Discovery Pre-clinical Phase 1 Phase 2 Phase 3 Comments Lefamulin (IV/oral) CABP* LEAP 1 and LEAP 2 top-line data expected by end of 3Q17 and around year end 2017 ABSSSI Phase 2 complete Lefamulin (IV/oral) Pediatric Indications Preclinical work and formulation development ongoing Lefamulin (IV/oral) STIs, HABP/VABP, Osteomyelitis, Prosthetic Joint Infections Potential indications BC-7013 (Topical) uSSSI Phase 1 complete *We have not completed any clinical trials of lefamulin specifically for patients with CABP.

Lefamulin in two international, pivotal Phase 3 trials for moderate-to-severe CABP with top-line data expected by end of 3Q17 and around year end 2017 Investing in pre-commercial activities to maximize commercial potential Cash resources expected to fund operations at least into 2Q18 Key Takeaways for Transformational Year Expert team advancing pleuromutilins, a new class of antibiotic, for systemic use in humans

February 2017 Developing Novel Anti-Infectives

Market Research Indicates Lefamulin Patient Opportunity from Across Generic CABP Regimens



CARBAPENEM-COMBO 1%
NITROIMIDAZOLE 1%
MONOBACTAM 1%
LINCOSAMIDE 1%
CARBAPENEM 2%
TETRACYCLINE 2%
AMINOGLYCOSIDE 2%
PENICILLIN 0%
OXAZOLIDINONE 1%
ANTIFOLATE 0%
POLYMYXIN 0%
LIPOPEPTIDE 0%
CEPHALOSPORIN 30%
GLYCOPEPTIDE 10%
PENICILLIN-COMBO 10%
MACROLIDE 17%
FLUOROQUINOLONE 23%

IV In-Patient Market Share

2015

Source: AMR data

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Resistance and Safety Issues Could Slow Future Macrolide and Fluoroquinolone Use Source: AMR data Oral In-Patient Market Share 2015 MACROLIDE 44% FLUOROQUINOLONE 34% CEPHALOSPORIN 9% PENICILLIN - COMBO 4% TETRACYCLINE 4% ANTIFOLATE 1% OXAZOLIDINONE 1% PENICILLIN 1% LINCOSAMIDE 1% NITROIMIDAZOLE 1% RNA POLYMERASE 0%

Resistance is Growing Among Common Adult CABP Outpatient Oral Prescriptions


Hosptial Adult Oral Outpatient Market Share
MINOCYCLINE, 1%
CEFPODOXIME, 1%
MOXIFLOXACIN, 1%
CLARITHROMYCIN, 1%
PENICILLIN V, 1%
Other, 2%
CEFDINIR, 3%
AZITHROMYCIN, 19%
LEVOFLOXACIN, 19%
AMOXICILLIN/CLAVULANATE, 9%
AMOXICILLIN, 8%
DOXYCYCLINE, 7%
CIPROFLOXACIN, 7%
TRIMETHOPRIM-SULFONAMIDE COMBINATION, 8%
METRONIDAZOLE, 3%
CEFUROXIME, 3%
CLINDAMYCIN, 3%
CEPHALEXIN, 6%

Based on data provided by Source Health Solutions (12 months ending September 2016), Age 18+

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LEAP 1 and 2: Powering and Primary Objectives FDA Endpoint: Early Clinical Response (ECR) 72-120 hours after first dose of study drug Intent to Treat (ITT) Population LEAP 1 non-inferiority margin 12.5%, >90% power LEAP 2 non-inferiority margin 10%, 90% power EMA endpoint: Investigator Assessment of Clinical Response (IACR) at Test of Cure 5-10 days after the last dose of study drug Modified-ITT (mITT) and Clinically Evaluable Populations LEAP 1 non-inferiority margin 10%, 80% power LEAP 2 non-inferiority margin 10%, >90% power

Lefamulin Pre-clinical Data Supports Advancing to Phase 3 for CABP 24h AUC/MIC was identified as the PK/PD index most relevant for efficacy Time-dependent killing and modest in vitro and in vivo post antibiotic effects Substantial lung penetration, as demonstrated by epithelial lining fluid and macrophage concentrations, in animal and human studies Lefamulin was efficacious in murine lung and thigh infection models predictive of efficacy in ABSSSI and bacterial respiratory tract infections Greater efficacy against S. aureus and S. pneumoniae in murine lung infection models compared to thigh infection models Overall PK/PD target attainment was >96% based on relevant PK/PD targets for both S. pneumoniae and S. aureus and robust worldwide surveillance data Results of PK/PD target attainment analyses support the lefamulin dosing regimen of 150 mg q12h IV and 600 mg q12h oral for CABP

Lefamulin Therapeutic Effect Observed in Phase 2 Trial of ABSSSI Lefamulin achieved clinical response rates comparable to vancomycin Lefamulin was well tolerated Most commonly reported adverse events included headache, nausea and infusion site pain or redness Lefamulin 100 mg Lefamulin 150 mg Vancomycin 1 g N = 70 N = 71 N = 66 ITT population at Test of Cure (TOC) 85.7 83.1 81.8 CE population (N=50, 51, 51) at TOC 90.0 88.9 92.2 No increase in area of erythema plus absence of fever (%) 48-72h (ITT pop.) 85.7 83.1 80.3 20% reduction in area of erythema (%) at 48-72h (ITT pop.) 74.3 70.4 71.2 Treatment Group % response rate Lefamulin 100 mg or 150 mg IV q12h vs. vancomycin in 207 patients with ABSSSI

Lefamulin Related Tolerability Profile Observed in Phase 2 Trial of ABSSSI

Lefamulin Clinical Database Supported Advancing to Phase 3 for CABP Studied by IV and oral route in more than 400 patients and healthy subjects Generally well tolerated by IV and oral routes Transient, Cmax related QTc effect comparable to, or less than, that of moxifloxacin Rapid oral absorption (600mg oral q12h similar AUC to 150mg IV q12h) Achieves substantial concentrations in a variety of target tissues High penetration into human lung epithelial lining fluid and macrophages Elimination half-life of 9 to 12 hours Primarily excreted unchanged through the non-renal route Low level of metabolism and low potential for drug-drug interactions Progression to Phase 3 CABP discussed with both FDA and EU regulatory authorities and follows current EMA and draft FDA guidance Amended SPA agreed with FDA on first Phase 3 (IV to oral) CABP trial

LEAP 1 and 2: Treatment Scenarios LEAP 1 All patients: IV therapy for a minimum of three days before switching to oral therapy Patients will receive 7 days of lefamulin vs. 7 days moxifloxacin Patients receive 10 days if: MRSA pneumonia confirmed Both moxifloxacin and linezolid started at baseline (vs. lefamulin + placebo) If MRSA identified: moxifloxacin discontinued, linezolid continued LEAP 2 All patients will receive 5 days of lefamulin vs. 7 days moxifloxacin

Nabriva Has a Strong and Broad Patent Portfolio Nabriva currently has 19 worldwide pleuromutilin patent families active on file Most of the global pleuromutilin IP landscape is covered (including U.S., Europe, Japan) Lefamulin IP protected at least until 2028 by several layers Composition of matter granted in U.S., EP and Japan until 2028 Process patents ensure protection until 2031 Patent extension by up to 5 years in major jurisdictions BC-7013 IP protection until 2027 Composition of matter granted inter alia in U.S., EP and Japan

Lefamulin Manufacturing On Track for NDA Submission in 2018 Nabriva CMC/Manufacturing Team- extensive experience with new product approvals in the US and Europe Nabriva Quality Assurance Team- extensive experience with regulatory agency requirements in the US and Europe Drug Substance (API) Well known contract manufacturer in Europe with good regulatory inspection history API is very stable- expect 4-year retest date Plan to hold sufficient API inventory to reduce business interruption risk Plan to approve second API supplier to further reduce business interruption risk Drug Product (DP) Well known contract manufacturers in Europe with good regulatory inspection histories IV Product- expect 36-month shelf life with refrigerated storage Oral Product- expect 36-month shelf life with room temperature storage Plan to approve second IV and oral DP suppliers to reduce business interruption risk

MRSA Pneumonia Increases Patient Risk Low confirmed prevalence Difficult to distinguish clinically from other pathogens Outcomes worse than with other causative pathogens: MRSA pneumonia associated with more severe clinical outcomes than those with pneumococcal CAP1 intensive care unit admission (86.7% vs 34.8%) in-patient mortality (13.3% vs 4.4%) Empiric coverage: Some research suggests empiric therapy of severe CAP during periods of high influenza activity should include coverage for MRSA, including among those without recognized risk factors for MRSA2 Recent study in US1: although very low confirmed prevalence of S. aureus and MRSA, nearly 1/3 CABP inpatients received anti-MRSA antibiotics 1Self et al Staphylococcus aureus Community-acquired Pneumonia: Prevalence, Clinical Characteristics, and Outcomes Clinical Infectious Diseases Advance Access published June 2, 2016 2Hageman et al Severe community-acquired pneumonia due to Staphylococcus aureus, 2003–04 influenza season. Emerg Infect Dis. Vol. 12, No. 6, June 2006